                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       7
                      TOP FIVE INDUSTRIES       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      20
            NOTES TO FINANCIAL STATEMENTS      26
           REPORT OF INDEPENDENT AUDITORS      33

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      34
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
          TRUSTEE AND OFFICER INFORMATION      36

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1992--December 31, 2002)

 [LINE GRAPH]

                                                           LIPPER CONVERTIBLE
                                                         SECURITIES FUND INDEX
                                                            IS AN UNMANAGED       RUSSELL 2000(R) INDEX      MERRILL LYNCH ALL
                                                         INDEX THAT REPRESENTS       IS AN UNMANAGED            CONVERTIBLES
                                                              THE AVERAGE            INDEX GENERALLY       SECURITIES INDEX IS AN
                                                           PERFORMANCE OF THE     REPRESENTATIVE OF THE     UNMANAGED INDEX THAT
                                                         10 LARGEST CONVERTIBLE   U.S. MARKET FOR SMALL-   REPRESENTS CONVERTIBLE
                                      HARBOR FUND          SECURITIES FUNDS.*     CAPITALIZATION STOCKS.        SECURITIES.*
                                      -----------        ----------------------   ----------------------   ----------------------
12/92                                    9426.00                10000.00                 10000.00                 10000.00
                                         9933.00                10560.10                 10427.00                 10702.70
                                        10179.00                10815.90                 10655.00                 10899.40
                                        10589.00                11261.30                 11586.00                 11229.30
12/93                                   10705.00                11483.80                 11890.00                 11383.90
                                        10296.00                11263.60                 11575.00                 11055.20
                                         9997.00                11012.50                 11124.00                 10916.50
                                        10251.00                11417.30                 11896.00                 11054.10
12/94                                   10017.00                11064.70                 11674.00                 11013.40
                                        10536.00                11696.50                 12212.00                 11546.20
                                        11218.00                12412.00                 13346.00                 12530.30
                                        11875.00                13074.80                 14664.00                 13317.10
12/95                                   12267.00                13395.80                 14982.00                 13712.30
                                        12698.00                13979.60                 15746.00                 14528.90
                                        13015.00                14346.00                 16534.00                 14892.20
                                        13370.00                14786.30                 16590.00                 15142.30
12/96                                   13748.00                15356.20                 17453.00                 15555.90
                                        13654.00                15434.50                 16550.00                 15764.90
                                        14932.00                16796.80                 19233.00                 17176.50
                                        16361.00                18358.40                 22096.00                 18494.70
12/97                                   16073.00                17950.90                 21356.00                 18527.20
                                        17441.00                19348.00                 23504.00                 19820.40
                                        17053.00                18973.60                 22408.00                 20093.70
                                        14728.00                16695.00                 17894.00                 18533.80
12/98                                   17282.00                18457.60                 20812.00                 20632.40
                                        18226.00                18818.50                 19683.00                 20983.40
                                        19569.00                20486.80                 22744.00                 22354.10
                                        19530.00                19937.70                 21306.00                 21367.00
12/99                                   25925.00                23680.50                 25236.00                 22930.00
                                        29334.00                26239.80                 27024.00                 24938.70
                                        27145.00                25589.30                 26002.00                 24669.80
                                        28917.00                26411.30                 26290.00                 25281.50
12/00                                   25428.00                24822.70                 24474.00                 23732.10
                                        22633.00                23352.40                 22882.00                 22866.30
                                        23224.00                24287.60                 26151.00                 23509.50
                                        20955.00                21706.90                 20714.00                 22638.00
12/01                                   21772.00                23652.30                 25081.00                 23463.80
                                        21121.00                23763.20                 26081.00                 23490.50
                                        19963.00                22255.20                 23903.00                 22741.00
                                        18686.00                20253.90                 18789.00                 21696.30
12/02                                   19274.00                21448.50                 19946.00                 22556.20

This chart compares your fund's performance to that of the Merrill Lynch All Convertibles Securities Index, the Russell 2000(R) Index and the Lipper Convertible Securities Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The fund's investment adviser believes that the Merrill Lynch All Convertibles Securities Index is a more representative and appropriate broad based market index for use by the fund.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Bloomberg

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                       A SHARES      B SHARES       C SHARES
--------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -11.47%       -12.14%        -12.11%
--------------------------------------------------------------------------------
One-year total return(2)                -16.58%       -16.42%        -12.97%
--------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 2.48%         2.71%          2.91%
--------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.78%         6.91%(3)         N/A
--------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 9.15%         7.51%(3)       5.90%
--------------------------------------------------------------------------------
Commencement date                      11/15/56      12/20/91       10/26/93
--------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2002)


1.   BURR-BROWN CORP             3.3%
     A worldwide leader in the
     development, manufacturing and
     marketing of precision linear, data
     conversion and mixed signal
     integrated circuits.

2.   SWISS LIFE FINANCE LTD.     2.7%
     A global financial services company.

3.   EOP OPERATING LP            2.6%
     A real estate investment trust
     (REIT).

4.   NEWELL FINANCIAL TRUST I
     (SUBSIDIARY OF NEWELL
     RUBBERMAID)                 2.5%
     A global manufacturer of name-brand
     consumer products.

5.   CELESTICA                   2.5%
     Manufactures circuits and other
     electronics used in computers and
     communication devices.

6.   DEVON ENERGY CORP           2.1%
     An energy company engaged primarily
     in oil and gas exploration.

7.   JONES APPAREL GROUP         2.0%
     A designer of a broad range of
     women's clothing.

8.   WEATHERFORD INTERNATIONAL   1.9%
     A provider of equipment and services
     used for the drilling, completion and
     production of oil and natural gas
     wells.

9.   FIRST AMERICAN CORP         1.9%
     A diversified provider of business
     information.

10.  FREEPORT-MCMORAN            1.8%
     Owns and operates copper and gold
     mines in Indonesia.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Semiconductors                                                              6.7%                               4.2%
Pharmaceuticals                                                             6.6%                               2.4%
Diversified Financial Services                                              6.1%                               6.5%
Property and Casualty Insurance                                             5.9%                               0.0%
Oil and Gas Exploration & Production                                        4.5%                               0.0%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HARBOR FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE CHRISTINE DRUSCH, MANAGING DIRECTOR; ELLEN GOLD, VICE PRESIDENT; AND DAVID MCLAUGHLIN, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST 12 MONTHS?

A   The fund returned -11.47 percent
for the 12 months ended December 31, 2002. By comparison, the Russell 2000(R) Index returned -20.48 percent, the Lipper Convertible Securities Index returned -9.32 percent, and the Merrill Lynch All Convertibles Securities Index returned -8.58 percent during the same period. Returns for the fund reflect Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The fund's return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Convertible Securities Index is an unmanaged index that represents the average performance of the 10 largest convertible securities funds. The Merrill Lynch All Convertibles Securities Index is an unmanaged index that represents convertible securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

    The fund's overweighted positions in utilities and telecommunications stocks hurt results in the year's first quarter. Later in the year, the fund's defensive orientation hampered performance, particularly in October and November, when the stock market rebounded.

Q   HOW WOULD YOU CHARACTERIZE LAST
    YEAR'S MARKET ENVIRONMENT?

A   For most of the year, the stock
market was characterized by weakness. Stocks remained depressed for a variety of reasons, including a still-sluggish economy, weaker-than-expected corporate profits, ongoing concerns about accounting fraud and worries about terrorism and a potential war in Iraq. For about six weeks in the fourth quarter, however, equity prices made a surprisingly sharp recovery. Technology and telecommunications stocks--many of the same ones that performed so poorly in recent years and, in some cases, continue to be financially challenged, led the rally. As stocks fell during much of the year, convertible securities tended to trade much more like their underlying bonds and generally outperformed the broad market.

Q   WHAT WAS YOUR PORTFOLIO-
    MANAGEMENT STRATEGY IN THIS ENVIRONMENT?

A   As the period began, the fund was
invested in convertibles issued by utilities, especially independent power producers (IPPs) such as Calpine and Mirant. In the wake of Enron's bankruptcy, IPPs found themselves in a cash crunch when lenders stiffened their credit requirements. We nevertheless kept the fund invested in these companies because we believed they were trading at extremely attractive valuations. Unfortunately, IPPs' inability to borrow caught up with them, and their earnings fell further. We decided to trim exposure to the sector to avoid further deterioration in value.

    Around the same time, a number of the fund's investments--including WorldCom, Sprint PCS and Tyco International--were facing questions about their accounting methods. We grew concerned that some of the fund's other holdings might someday encounter similar problems, so we quickly positioned the fund more defensively, buying securities of companies with strong fundamentals and those that had a limited amount of equity sensitivity. WorldCom, Sprint PCS and Tyco International were eliminated from the portfolio during the period.

    As accounting concerns intensified and stocks continued to decline through the summer, this defensive approach helped minimize the fund's investment risk and boosted relative performance. Late in the year, however, the stock market began to rally when investors began anticipating a strong economic recovery--somewhat prematurely, in our opinion. We maintained the fund's defensive portfolio positioning, though this decision worked against us when more speculative stocks rebounded. Consistent with our belief in a gradual and moderate economic recovery, we sold some of the fund's most defensive holdings and increased its equity exposure to prepare the portfolio for a potential rebound.

Q   WHAT WERE SOME OF THE
    SECURITIES THAT MOST HELPED PERFORMANCE?

A   Dean Foods, a leading processor of
milk products, was a strong performer for the fund. The company, formerly known as Suiza Foods, continued its slow but stable growth, driven most recently by the successful introduction of various new milk flavors and products. Anthem (eliminated), a health-care benefits and insurance company, also helped fund performance, as the company benefited from recent price increases and a handful of successful acquisitions. A third successful investment for the fund was Washington Mutual. Washington Mutual provides consumer and commercial banking services, and benefited from the attractive interest-rate environment fueling its mortgage-lending business.

    Keep in mind that not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   CAN YOU CITE EXAMPLES OF
    SECURITIES THAT DID POORLY?

A   As we mentioned, many of
the fund's worst performers were companies that dominated the headlines because of accounting questions. Two telecommunications names, for example, Sprint PCS and WorldCom, were weighed down by concerns about their financial statements. Even though the questions facing Sprint paled in comparison to those facing WorldCom, which committed billions of dollars worth of accounting fraud and was forced to declare bankruptcy, the fund's investment in Sprint was the largest single detractor to its overall performance.

    Another poor performer for the fund was Tyco International, a conglomerate that faced its own accounting issues during the year, as well as a corporate governance scandal involving the company's former chief executive. An investment in Capital One Financial, one of the largest credit card issuers in the U.S., also hurt results. The company was weighed down by concerns about an increase in bad credit card debts, suggesting an unhealthy reliance on uncreditworthy customers. All of these holdings have since been eliminated from the portfolio.

Q   WHAT'S YOUR OUTLOOK FOR THE
    MARKET AND THE FUND?

A   As we mentioned, we're optimistic
about the potential for an economic recovery, but we anticipate the recovery to be relatively gradual. In this environment, convertible securities, which have historically shared in stocks' appreciation potential, may be poised for another strong year relative to the broad stock market. To take advantage of current market conditions, we expect to continue to position the fund defensively, yet, when appropriate, add to its holdings in securities that we believe would benefit from an increasingly stronger economy.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock, at the option of the security holder, for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           DOMESTIC CONVERTIBLE CORPORATE
           OBLIGATIONS  59.8%
           AEROSPACE & DEFENSE  0.7%
$ 3,000    Edo Corp.,144A-Private Placement (a)........ 5.250%   04/15/07   $  3,097,500
                                                                            ------------

           AIR FREIGHT & COURIERS  1.0%
  4,000    United Parcel Service....................... 1.750    09/27/07      4,260,000
                                                                            ------------

           APPAREL & ACCESSORIES  1.9%
 14,000    Jones Apparel Group, 144A-Private Placement
           (a).........................................   *      02/01/21      7,752,500
                                                                            ------------
           APPAREL RETAIL  1.6%
  2,250    The Gap, Inc. .............................. 5.750    03/15/09      2,818,125
  3,000    The Gap, Inc., 144A-Private Placement (a)... 5.750    03/15/09      3,757,500
                                                                            ------------
                                                                               6,575,625
                                                                            ------------
           APPLICATION SOFTWARE  2.8%
  6,000    Bea Systems, Inc. .......................... 4.000    12/15/06      5,460,000
  1,000    Computer Associates International, Inc.,
           144A-Private Placement (a).................. 1.625    12/15/09        980,000
  3,000    Mercury Interactive Corp. .................. 4.750    07/01/07      2,707,500
  2,790    Mercury Interactive Corp., 144A-Private
           Placement (a)............................... 4.750    07/01/07      2,517,975
                                                                            ------------
                                                                              11,665,475
                                                                            ------------
           BIOTECHNOLOGY  2.0%
  7,000    Amgen, Inc., LYON...........................   *      03/01/32      5,188,750
  3,250    Invitrogen Corp., 144A-Private Placement
           (a)......................................... 5.500    03/01/07      3,014,375
                                                                            ------------
                                                                               8,203,125
                                                                            ------------
           BROADCASTING & CABLE TV  1.7%
  6,000    Clear Channel Communications, Inc., LYON....   *      02/09/18      3,000,000
  4,350    Liberty Media Corp. ........................ 3.250    03/15/31      4,099,875
                                                                            ------------
                                                                               7,099,875
                                                                            ------------
           BUILDING PRODUCTS  0.4%
  1,500    Lennox International, 144A-Private Placement
           (a)......................................... 6.250    06/01/09      1,573,125
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COMPUTER STORAGE & PERIPHERALS  0.6%
$ 3,000    Veritas Software Corp. ..................... 1.856%   08/13/06   $  2,557,500
                                                                            ------------

           DATA PROCESSING SERVICES  0.5%
  2,000    First Data Corp. ........................... 2.000    03/01/08      2,260,000
                                                                            ------------

           DEPARTMENT STORES  1.4%
  5,500    Penney JC Co., Inc., 144A-Private Placement
           (a)......................................... 5.000    10/15/08      5,891,875
                                                                            ------------

           DIVERSIFIED COMMERCIAL SERVICES  1.2%
  5,000    Cendant Corp. .............................. 3.875    11/27/11      4,962,500
                                                                            ------------

           DIVERSIFIED FINANCIAL SERVICES  1.4%
 11,000    Merrill Lynch & Co., Inc., LYON.............   *      05/23/31      5,733,750
                                                                            ------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS  1.1%
  2,500    Agilent Technologies, Inc., 144A-Private
           Placement (a)............................... 3.000    12/01/21      2,409,375
  2,000    Cymer, Inc.,144A-Private Placement (a)...... 3.500    02/15/09      1,970,000
                                                                            ------------
                                                                               4,379,375
                                                                            ------------
           EMPLOYMENT SERVICES  0.4%
  3,000    Manpower, Inc. .............................   *      08/17/21      1,845,000
                                                                            ------------

           FOOD RETAIL  0.3%
  2,000    Whole Foods Market, Inc. ...................   *      03/02/18      1,195,000
                                                                            ------------

           FOOTWEAR  1.5%
  3,000    Reebok International Ltd. .................. 4.250    03/01/21      3,292,500
  2,500    Reebok International Ltd., 144A-Private
           Placement (a)............................... 4.250    03/01/21      2,743,750
                                                                            ------------
                                                                               6,036,250
                                                                            ------------
           HEALTH CARE EQUIPMENT  1.3%
  5,000    Medtronic, Inc. ............................ 1.250    09/15/21      5,262,500
                                                                            ------------

           HEALTH CARE FACILITIES  2.7%
  2,000    Community Health Systems, Inc. ............. 4.250    10/15/08      1,982,500
  4,600    Lifepoint Hospital, Inc. ................... 4.500    06/01/09      4,559,750
  4,000    Quest Diagnostic, Inc. ..................... 1.750    11/30/21      4,200,000
  1,000    Universal Health Services, Inc. ............ 0.426    06/23/20        640,000
                                                                            ------------
                                                                              11,382,250
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           HEALTH CARE SUPPLIES  1.1%
$ 5,025    ResMed, Inc. ............................... 4.000%   06/20/06   $  4,692,094
                                                                            ------------

           HOME IMPROVEMENT RETAIL  1.6%
  7,000    Lowe's Cos., Inc., LYON.....................   *      02/16/21      5,197,500
  1,500    Lowe's Cos., Inc. .......................... 0.861    10/19/21      1,425,000
                                                                            ------------
                                                                               6,622,500
                                                                            ------------
           INDUSTRIAL MACHINERY  0.7%
  4,000    Danaher Corp., LYON.........................   *      01/22/21      2,705,000
                                                                            ------------

           INTEGRATED TELECOMMUNICATION SERVICES  1.2%
  7,000    Cox Communications, Inc. ................... 0.348    02/23/21      5,066,250
                                                                            ------------

           METAL & GLASS CONTAINERS  1.8%
  2,500    Freeport-McMoRan Copper & Gold, Inc. ....... 8.250    01/31/06      3,559,375
  2,600    Freeport-McMoRan Copper & Gold, Inc.,
           144A-Private Placement (a).................. 8.250    01/31/06      3,701,750
                                                                            ------------
                                                                               7,261,125
                                                                            ------------
           MULTI-LINE INSURANCE  1.3%
  6,000    Loews Corp. (Convertible to 92,254 Diamond
           Offshore Drilling, Inc. common shares)...... 3.125    09/15/07      5,400,000
                                                                            ------------

           OIL & GAS DRILLING  3.2%
  8,600    GlobalSanteFe Corp. ........................   *      06/23/20      4,687,000
  7,300    Nabors Industries, Ltd. ....................   *      06/20/20      4,827,125
  6,000    Transocean, Inc. ...........................   *      05/24/20      3,720,000
                                                                            ------------
                                                                              13,234,125
                                                                            ------------
           OIL & GAS EXPLORATION & PRODUCTION  4.3%
  6,300    Devon Energy Corp. .........................   *      06/27/20      3,331,125
  4,904    Devon Energy Corp. ......................... 4.950    08/15/08      4,959,170
 11,700    El Paso Corp., 144A-Private Placement (a)...   *      02/28/21      3,685,500
  5,470    Kerr-McGee Corp. ........................... 5.250    02/15/10      5,955,462
                                                                            ------------
                                                                              17,931,257
                                                                            ------------
           PHARMACEUTICALS  6.3%
  4,000    Cephalon, Inc., 144A-Private Placement
           (a)......................................... 5.250    05/01/06      3,950,000
  3,000    Enzon Pharmaceuticals....................... 4.500    07/01/08      2,235,000
  1,250    Gilead Sciences, Inc. ...................... 5.000    12/15/07      1,896,875
  5,000    Gilead Sciences, Inc., 144A-Private
           Placement (a)............................... 2.000    12/15/07      5,162,500
  3,000    IVAX Corp., 144A-Private Placement (a)...... 4.500    05/15/08      2,482,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PHARMACEUTICALS (CONTINUED)
$ 4,500    Medicis Pharmaceutical Corp., 144A-Private
           Placement (a)............................... 2.500%   06/04/32   $  5,034,375
  5,000    Teva Pharmaceuticals Finance LLC,
           144A-Private Placement (a).................. 1.500    10/15/05      5,375,000
                                                                            ------------
                                                                              26,136,250
                                                                            ------------
           PROPERTY & CASUALTY INSURANCE  2.0%
  7,000    First American Corp. ....................... 4.500    04/15/08      7,393,750
  1,000    Ohio Casualty Corp., 144A-Private Placement
           (a)......................................... 5.000    03/19/22        928,750
                                                                            ------------
                                                                               8,322,500
                                                                            ------------
           PUBLISHING & PRINTING  1.3%
  8,000    Tribune Co., LYON...........................   *      04/15/17      5,510,000
                                                                            ------------

           REAL ESTATE MANAGEMENT & DEVELOPMENT  2.4%
  5,700    EOP Operating LP............................ 7.250    11/15/08      5,963,625
  4,000    EOP Operating LP, 144A-Private Placement
           (a)......................................... 7.250    11/15/08      4,185,000
                                                                            ------------
                                                                              10,148,625
                                                                            ------------
           SEMICONDUCTOR EQUIPMENT  0.5%
  2,000    Photronics, Inc. ........................... 6.000    06/01/04      1,972,500
                                                                            ------------

           SEMICONDUCTORS  6.4%
  1,000    Analog Devices, Inc. ....................... 4.750    10/01/05        998,750
  5,600    Analog Devices, Inc., 144A-Private Placement
           (a)......................................... 4.750    10/01/05      5,593,000
 13,000    Burr-Brown Corp. ........................... 4.250    02/15/07     13,113,750
  1,000    Fairchild Semiconductor Corp. .............. 5.000    11/01/08        900,000
  2,000    Lam Research Corp., 144A-Private Placement
           (a)......................................... 4.000    06/01/06      1,750,000
  5,120    TriQuint Semiconductor, Inc. ............... 4.000    03/01/07      3,987,200
                                                                            ------------
                                                                              26,342,700
                                                                            ------------
           SPECIALTY STORES  1.2%
  4,500    Barnes & Noble, Inc., 144A-Private Placement
           (a)......................................... 5.250    03/15/09      4,213,125
  1,000    Pep Boys-Manny, Moe & Jack, 144A-Private
           Placement (a)............................... 4.250    06/01/07        876,250
                                                                            ------------
                                                                               5,089,375
                                                                            ------------

TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  59.8%..................    248,167,526
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           FOREIGN CONVERTIBLE CORPORATE
           OBLIGATIONS  9.6%
$21,500    Celestica, Inc., LYON (Canada)..............   *      08/01/20   $  9,970,625
  4,000    Fiat Financial Ltd., 144A-Private Placement
           (Luxembourg) (a)............................ 3.250%   01/09/07      3,295,000
  4,553    Hutchison Whampoa International Ltd.,
           144A-Private Placement (United Kingdom)
           (a)......................................... 2.875    09/15/03      4,559,279
  5,000    JMH Finance Ltd., 144A-Private Placement
           (United Kingdom) (a)........................ 4.750    09/06/07      4,912,500
  7,250    Swiss Life Finance Ltd. (United Kingdom).... 2.000    05/20/05      7,663,127
  3,000    Swiss Life Finance Ltd., 144A-Private
           Placement (United Kingdom) (a).............. 2.000    05/20/05      3,138,900
 10,000    XL Capital Ltd, 144A-Private Placement
           (Bermuda) (a)...............................   *      05/23/21      6,375,000
                                                                            ------------

TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS..........................     39,914,431
                                                                            ------------

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  3.3%
CONSTRUCTION & ENGINEERING  0.5%
EMCOR Group, Inc. (b).......................................   40,000      2,120,400
                                                                        ------------

INTEGRATED OIL & GAS  0.3%
Spinnaker Exploration Co. (b)...............................   65,000      1,433,250
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.2%
Baker Hughes, Inc. .........................................   87,000      2,800,530
Cooper Cameron Corp. (b)....................................   40,000      1,992,800
                                                                        ------------
                                                                           4,793,330
                                                                        ------------
REINSURANCE  1.3%
Platinum Underwriter Holdings, Ltd. (Bermuda) (b)...........  200,000      5,270,000
                                                                        ------------

TOTAL COMMON STOCKS..................................................     13,616,980
                                                                        ------------

CONVERTIBLE PREFERRED STOCKS  22.8%
AEROSPACE & DEFENSE  3.0%
Coltec Capital Trust, 5.250%, TIDES.........................  138,500      4,079,933
Northrop Grumman Corp., Ser B, 7.000%.......................   56,000      6,908,160
Raytheon Co., 8.250%........................................   30,000      1,638,000
                                                                        ------------
                                                                          12,626,093
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
AUTOMOBILE MANUFACTURERS  0.7%
General Motors Corp., Ser B, 5.250%.........................  124,500   $  2,875,950
                                                                        ------------

BANKS  2.8%
National Australia Bank, 7.875% (Australia).................  180,000      5,859,000
Washington Mutual Capital Trust I, 5.375%, 144A-Private
  Placement (a).............................................  110,000      5,706,250
                                                                        ------------
                                                                          11,565,250
                                                                        ------------
BROADCASTING & CABLE TV  0.5%
Sinclair Broadcast Group, Ser D, 6.000%.....................   50,000      1,944,450
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  0.6%
Prudential Financial, Inc., 6.750%..........................   48,200      2,630,274
                                                                        ------------

ELECTRIC UTILITIES  1.2%
DTE Energy Co., 8.750%......................................   75,000      2,046,750
FPL Group, Inc., 8.500%.....................................   55,000      3,044,800
                                                                        ------------
                                                                           5,091,550
                                                                        ------------
HOUSEWARES & SPECIALTIES  2.4%
Newell Financial Trust I, 5.250%............................  220,000      9,982,500
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  1.8%
Alltel Corp., 7.750%........................................   70,600      3,623,898
Centurytel, Inc., 6.875%....................................  150,000      3,855,000
                                                                        ------------
                                                                           7,478,898
                                                                        ------------
LIFE & HEALTH INSURANCE  0.7%
Metlife Capital Trust I, 8.000%.............................   35,000      2,878,050
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.9%
Weatherford International, Inc., 5.000% (Bermuda)...........  150,000      7,725,000
                                                                        ------------

OIL & GAS REFINING & MARKETING  1.1%
Valero Energy Corp. Trust I, 7.750%, PEPS...................  150,000      4,387,500
                                                                        ------------

PACKAGED FOODS  1.5%
Dean Foods Co., 5.500%......................................  120,000      6,345,000
                                                                        ------------

PAPER PACKAGING  0.6%
Temple-Inland, Inc., 7.500%.................................   50,000      2,269,500
                                                                        ------------

PAPER PRODUCTS  0.4%
International Paper Capital Trust, 5.250%...................   35,000      1,631,875
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PROPERTY & CASUALTY INSURANCE  2.0%
Ace Ltd., 8.250%, PRIDES (Bermuda)..........................   30,000   $  1,806,900
Chubb Corp., 7.000%.........................................  175,300      4,198,435
Travelers Property Casualty Corp., 4.500%...................  109,800      2,454,030
                                                                        ------------
                                                                           8,459,365
                                                                        ------------
RAILROADS  1.3%
Union Pacific Capital Trust, 6.250%, TIDES..................  100,900      5,171,125
                                                                        ------------

REINSURANCE  0.3%
Platinum Underwriter Holdings, Ltd., 7.000% (Bermuda).......   50,000      1,417,500
                                                                        ------------
TOTAL CONVERTIBLE PREFERRED STOCKS  22.8%............................     94,479,880
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $402,290,048)................................................    396,178,817

REPURCHASE AGREEMENT  4.6%
BankAmerica Securities ($19,281,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/02, to
  be sold on 01/02/03 at $19,282,285) (Cost $19,281,000).............     19,281,000
                                                                        ------------

TOTAL INVESTMENTS  100.1%
  (Cost $421,571,048)................................................    415,459,817
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)........................       (507,580)
                                                                        ------------

NET ASSETS  100.0%...................................................   $414,952,237
                                                                        ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

LYON--Liquid Yield Option Note
PEPS--Premium Equity Partnership Securities
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TIDES--Term Income Deferrable Equity Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $421,571,048).......................  $415,459,817
Receivables:
  Interest..................................................     2,101,281
  Fund Shares Sold..........................................       272,903
  Dividends.................................................       253,803
Other.......................................................       112,240
                                                              ------------
    Total Assets............................................   418,200,044
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,341,200
  Fund Shares Repurchased...................................     1,109,087
  Distributor and Affiliates................................       306,847
  Investment Advisory Fee...................................       192,838
Trustees' Deferred Compensation and Retirement Plans........       166,747
Accrued Expenses............................................       131,088
                                                              ------------
    Total Liabilities.......................................     3,247,807
                                                              ------------
NET ASSETS..................................................  $414,952,237
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $511,941,587
Accumulated Undistributed Net Investment Income.............     2,048,075
Net Unrealized Depreciation.................................    (6,111,231)
Accumulated Net Realized Loss...............................   (92,926,194)
                                                              ------------
NET ASSETS..................................................  $414,952,237
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $349,834,990 and 29,106,185 shares of
    beneficial interest issued and outstanding).............  $      12.02
    Maximum sales charge (5.75%* of offering price).........           .73
                                                              ------------
    Maximum offering price to public........................  $      12.75
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $52,246,037 and 4,360,105 shares of
    beneficial interest issued and outstanding).............  $      11.98
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,871,210 and 1,065,875 shares of
    beneficial interest issued and outstanding).............  $      12.08
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 12,143,089
Dividends...................................................     6,907,010
Other.......................................................         1,275
                                                              ------------
    Total Income............................................    19,051,374
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,529,344
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $946,236, $615,496 and $150,825,
  respectively).............................................     1,712,557
Shareholder Services........................................       762,776
Custody.....................................................        59,180
Trustees' Fees and Related Expenses.........................        30,825
Legal.......................................................        14,295
Other.......................................................       284,096
                                                              ------------
    Total Expenses..........................................     5,393,073
    Less Credits Earned on Cash Balances....................        18,327
                                                              ------------
    Net Expenses............................................     5,374,746
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 13,676,628
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(78,084,920)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (8,684,437)
  End of the Period.........................................    (6,111,231)
                                                              ------------
Net Unrealized Appreciation During the Period...............     2,573,206
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(75,511,714)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(61,835,086)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  13,676,628        $  16,970,591
Net Realized Loss................................     (78,084,920)         (14,355,615)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................       2,573,206         (104,975,999)
                                                    -------------        -------------
Change in Net Assets from Operations.............     (61,835,086)        (102,361,023)
                                                    -------------        -------------

Distributions from Net Investment Income:
  Class A Shares.................................     (13,438,130)         (13,618,985)
  Class B Shares.................................      (1,538,878)          (1,567,378)
  Class C Shares.................................        (376,548)            (344,938)
                                                    -------------        -------------
                                                      (15,353,556)         (15,531,301)
                                                    -------------        -------------

Distributions from Net Realized Gain:
  Class A Shares.................................             -0-          (19,063,030)
  Class B Shares.................................             -0-           (3,270,728)
  Class C Shares.................................             -0-             (710,801)
                                                    -------------        -------------
                                                              -0-          (23,044,559)
                                                    -------------        -------------
Total Distributions..............................     (15,353,556)         (38,575,860)
                                                    -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (77,188,642)        (140,936,883)
                                                    -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      36,817,562           78,532,979
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      12,269,678           31,942,938
Cost of Shares Repurchased.......................    (106,139,629)        (131,599,059)
                                                    -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (57,052,389)         (21,123,142)
                                                    -------------        -------------
TOTAL DECREASE IN NET ASSETS.....................    (134,241,031)        (162,060,025)
NET ASSETS:
Beginning of the Period..........................     549,193,268          711,253,293
                                                    -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,048,075 and $3,275,403, respectively).......   $ 414,952,237        $ 549,193,268
                                                    =============        =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS A SHARES                        --------------------------------------------------
                                       2002      2001 (a)     2000      1999       1998
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $ 14.06    $ 17.55     $20.35    $ 14.84    $15.06
                                      -------    -------     ------    -------    ------
  Net Investment Income.............      .40        .44        .42        .44       .52
  Net Realized and Unrealized
    Gain/Loss.......................    (2.00)     (2.95)      (.78)      6.69       .55
                                      -------    -------     ------    -------    ------
Total from Investment Operations....    (1.60)     (2.51)      (.36)      7.13      1.07
                                      -------    -------     ------    -------    ------
Less:
  Distributions from Net Investment
    Income..........................      .44        .41        .39        .52       .54
  Distributions from Net Realized
    Gain............................      -0-        .57       2.05       1.10       .75
                                      -------    -------     ------    -------    ------
Total Distributions.................      .44        .98       2.44       1.62      1.29
                                      -------    -------     ------    -------    ------
NET ASSET VALUE, END OF THE PERIOD..  $ 12.02    $ 14.06     $17.55    $ 20.35    $14.84
                                      =======    =======     ======    =======    ======

Total Return (b)....................  -11.47%    -14.38%     -1.92%     50.01%     7.52%
Net Assets at End of the Period (In
  millions).........................  $ 349.8    $ 457.4     $592.2    $ 516.1    $375.4
Ratio of Expenses to Average Net
  Assets............................    1.02%       .99%      1.02%      1.00%     1.02%
Ratio of Net Investment Income to
  Average Net Assets................    3.03%      2.89%      2.30%      2.69%     3.48%
Portfolio Turnover..................      97%       115%       116%       103%      156%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS B SHARES                       -----------------------------------------------------
                                      2002      2001 (a)     2000     1999 (b)    1998 (b)
                                     -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $ 13.99    $ 17.45     $20.24     $14.76      $14.98
                                     -------    -------     ------     ------      ------
  Net Investment Income............      .31        .33        .25        .32         .40
  Net Realized and Unrealized
    Gain/Loss......................    (2.00)     (2.94)      (.77)      6.66         .55
                                     -------    -------     ------     ------      ------
Total from Investment Operations...    (1.69)     (2.61)      (.52)      6.98         .95
                                     -------    -------     ------     ------      ------
Less:
  Distributions from Net Investment
    Income.........................      .32        .28        .22        .40         .42
  Distributions from Net Realized
    Gain...........................      -0-        .57       2.05       1.10         .75
                                     -------    -------     ------     ------      ------
Total Distributions................      .32        .85       2.27       1.50        1.17
                                     -------    -------     ------     ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $ 11.98    $ 13.99     $17.45     $20.24      $14.76
                                     =======    =======     ======     ======      ======

Total Return (c)...................  -12.14%    -15.06%     -2.66%     49.02%       6.70%
Net Assets at End of the Period (In
  millions)........................  $  52.2    $  74.9     $ 98.6     $ 62.5      $ 66.7
Ratio of Expenses to Average Net
  Assets...........................    1.78%      1.75%      1.88%      1.77%       1.81%
Ratio of Net Investment Income to
  Average Net Assets...............    2.27%      2.12%      1.49%      1.97%       2.66%
Portfolio Turnover.................      97%       115%       116%       103%        156%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets by .05%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS C SHARES                       -----------------------------------------------------
                                      2002      2001 (a)     2000     1999 (b)    1998 (b)
                                     -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $ 14.10    $ 17.58     $20.38     $14.86      $15.08
                                     -------    -------     ------     ------      ------
  Net Investment Income............      .30        .32        .23        .32         .41
  Net Realized and Unrealized
    Gain/Loss......................    (2.00)     (2.95)      (.76)      6.70         .54
                                     -------    -------     ------     ------      ------
Total from Investment Operations...    (1.70)     (2.63)      (.53)      7.02         .95
                                     -------    -------     ------     ------      ------
Less:
  Distributions from Net Investment
    Income.........................      .32        .28        .22        .40         .42
  Distributions from Net Realized
    Gain...........................      -0-        .57       2.05       1.10         .75
                                     -------    -------     ------     ------      ------
Total Distributions................      .32        .85       2.27       1.50        1.17
                                     -------    -------     ------     ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $ 12.08    $ 14.10     $17.58     $20.38      $14.86
                                     =======    =======     ======     ======      ======

Total Return (c)...................  -12.11%    -15.06%     -2.69%     48.95%       6.65%
Net Assets at End of the Period (In
  millions)........................  $  12.9    $  16.9     $ 20.5     $  9.0      $  5.9
Ratio of Expenses to Average Net
  Assets...........................    1.78%      1.75%      1.87%      1.76%       1.81%
Ratio of Net Investment Income to
  Average Net Assets...............    2.27%      2.12%      1.54%      1.91%       2.71%
Portfolio Turnover.................      97%       115%       116%       103%        156%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets by .05%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $89,385,990 which will expire between December 31, 2009 and December 31, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $422,613,069
                                                                ============
Gross tax unrealized appreciation...........................    $ 13,121,148
Gross tax unrealized depreciation...........................     (20,274,400)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (7,153,252)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                               2002           2001
Distributions paid from:
  Ordinary income.........................................  $15,353,551    $15,531,739
  Long-term capital gain..................................          -0-     23,044,121
                                                            -----------    -----------
                                                            $15,353,551    $38,575,860
                                                            ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $6,067 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference relating to book to tax amortization differences totaling $455,667 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $2,699,559

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Fund's custody fee was reduced by $18,327 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .55%
Next $350 million...........................................       .50%
Next $350 million...........................................       .45%
Over $1.05 billion..........................................       .40%

    For the year ended December 31, 2002, the Fund recognized expenses of approximately $14,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $41,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $626,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $79,734 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $408,564,796, $82,131,406 and
$21,245,385 for Classes A, B, and C, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   2,018,606    $  25,354,611
  Class B................................................     666,941        8,499,598
  Class C................................................     224,890        2,963,353
                                                           ----------    -------------
Total Sales..............................................   2,910,437    $  36,817,562
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     842,465    $  10,589,522
  Class B................................................     107,924        1,354,384
  Class C................................................      25,800          325,772
                                                           ----------    -------------
Total Dividend Reinvestment..............................     976,189    $  12,269,678
                                                           ==========    =============
Repurchases:
  Class A................................................  (6,285,071)   $ (78,957,491)
  Class B................................................  (1,767,462)     (22,319,626)
  Class C................................................    (385,504)      (4,862,512)
                                                           ----------    -------------
Total Repurchases........................................  (8,438,037)   $(106,139,629)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $451,578,154, $94,597,050, and
$22,818,772 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   3,373,181    $  51,885,088
  Class B................................................   1,349,167       21,008,107
  Class C................................................     358,429        5,639,784
                                                           ----------    -------------
Total Sales..............................................   5,080,777    $  78,532,979
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   1,834,515    $  26,702,048
  Class B................................................     298,989        4,340,979
  Class C................................................      61,533          899,911
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,195,037    $  31,942,938
                                                           ==========    =============
Repurchases:
  Class A................................................  (6,417,723)   $ (96,727,711)
  Class B................................................  (1,942,065)     (29,140,721)
  Class C................................................    (382,571)      (5,730,627)
                                                           ----------    -------------
Total Repurchases........................................  (8,742,359)   $(131,599,059)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2002 and 2001, 162,099 and 292,402 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $39,700 and CDSC on redeemed shares of approximately $184,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $406,888,986 and $451,659,256, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002, are payments retained by Van Kampen of approximately $605,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $46,200. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,706,900 and $202,200 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Harbor Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Harbor Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2002. For corporate shareholders, 24% of the distributions qualify for the dividend received deduction. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
11, 111, 211                                                   Member NASD/SIPC.
HAR ANR 2/03                                                     9488B03-AP-2/03